Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2019

FRANKLIN, Tenn., August 6, 2019 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended June 30, 2019. The Company reported net income for the second quarter of approximately $2.1 million, or $0.09 per diluted common share. Funds from operations and adjusted funds from operations ("AFFO") for the three months ended June 30, 2019 totaled $0.40 and $0.42, respectively, per diluted common share.

Highlights include:

•
During the second quarter of 2019, the Company issued, through its at-the-market offering program ("ATM Program"), 497,453 shares of common stock at an average gross sales price of $37.85 per share and received net proceeds of approximately $18.5 million at an approximate 4.38% current equity yield.

•
During the second quarter of 2019, the Company acquired three real estate properties totaling approximately 110,000 square feet for an aggregate purchase price of approximately $31.9 million and cash consideration of approximately $30.7 million. Upon acquisition, the properties were approximately 97.1% leased in the aggregate with lease expirations through 2034.

•
Subsequent to June 30, 2019, the Company acquired three real estate properties, including one that was previously under construction, totaling approximately 130,000 square feet for a purchase price of approximately $52.6 million and cash consideration of approximately $52.2 million. Upon acquisition, the properties were 100.0% leased in the aggregate with lease expiration through 2034.

•
The Company has five properties under definitive purchase agreements for an aggregate expected purchase price of approximately $15.8 million. The Company's expected aggregate returns on these investments range from approximately 9.2% to 10.1%. The Company anticipates the properties will close during the third quarter of 2019. However, the Company is currently performing due diligence procedures customary for these types of transactions and cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•
The Company has four properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $87.0 million. The Company's expected aggregate returns on these investments range from approximately 9.5% to 11.0%. The Company expects to close these properties through 2020; however, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•
On August 1, 2019, the Company’s Board of Directors declared a quarterly common stock dividend in the amount of $0.4125 per share. The dividend is payable on August 30, 2019 to stockholders of record on August 16, 2019.

Highlands Transition Update:

•
A new operator is currently managing Highlands Hospital pursuant to a management agreement; continues to perform due diligence; and is in the process of preparing for transfer of licenses and other assets.

•	The Company's lease with the new operator will become effective upon the transfer of the licenses to the new operator, which is anticipated to happen in the second half of 2019.

•	The Company has received and anticipates continuing to receive monthly payments of approximately $0.3 million.

•
Though the Company has experienced some short-term effects from the timing of receipts or reimbursement of expenses, the Company does not anticipate any material adverse long-term effect to its cash flows or net income related to the transition or subsequent leasing of this facility.

•	The Company cannot provide assurance as to the timing or whether, this transaction will actually close.

About Community Healthcare Trust Incorporated

Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States. The Company had investments of approximately $511.6 million in 108 real estate properties as of June 30, 2019, located in 30 states, totaling approximately 2.4 million square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
This press release contains statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "believes", "expects", "may", "should", "seeks", "approximately", "intends", "plans", "estimates", "anticipates" or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company's control. Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company's common stock, changes in the Company's business strategy, availability, terms and deployment of capital, the Company's ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company's competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this release and the Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; Dollars in thousands, except per share amounts)

	June 30, 2019	December 31, 2018

ASSETS
Real estate properties:
Land and land improvements	$57,388	$50,270
Buildings, improvements, and lease intangibles	454,050	394,527
Personal property	143	133
Total real estate properties	511,581	444,930
Less accumulated depreciation	(65,843)	(55,298)
Total real estate properties, net	445,738	389,632
Cash and cash equivalents	9,031	2,007
Restricted cash	234	385
Other assets, net	35,497	34,546
Total assets	$490,500	$426,570

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$198,176	$147,766
Accounts payable and accrued liabilities	3,395	3,196
Other liabilities	9,809	3,949
Total liabilities	211,380	154,911

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 19,401,244 and 18,634,502 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	194	186
Additional paid-in capital	361,913	337,180
Cumulative net income	12,694	9,178
Accumulated other comprehensive (loss) income	(4,769)	633
Cumulative dividends	(90,912)	(75,518)
Total stockholders’ equity	279,120	271,659
Total liabilities and stockholders' equity	$490,500	$426,570

The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Unaudited; Dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
REVENUES
Rental income	$13,361	$11,810	$26,259	$22,885
Other operating interest	955	592	1,498	946
	14,316	12,402	27,757	23,831

EXPENSES
Property operating	2,993	2,506	6,068	4,870
General and administrative	1,776	1,504	3,561	2,697
Depreciation and amortization	5,299	4,630	10,545	9,546
	10,068	8,640	20,174	17,113

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND OTHER ITEMS	4,248	3,762	7,583	6,718
Interest expense	(2,251)	(1,571)	(4,305)	(2,839)
Interest and other income, net	69	226	238	410
INCOME FROM CONTINUING OPERATIONS	2,066	2,417	3,516	4,289
NET INCOME	$2,066	$2,417	$3,516	$4,289

NET INCOME PER COMMON SHARE:
Net income per common share – Basic	$0.09	$0.12	$0.16	$0.22
Net income per common share – Diluted	$0.09	$0.12	$0.16	$0.22
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	18,246	17,574	18,101	17,574
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	18,246	17,574	18,101	17,574

The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO and AFFO (1)
(Unaudited; Amounts in thousands, except per share amounts)

	Three Months Ended June 30,
	2019	2018
Net income	$2,066	$2,417
Real estate depreciation and amortization	5,340	4,624
Total adjustments	5,340	4,624
Funds From Operations	$7,406	$7,041
Straight-line rent	(413)	(391)
Stock-based compensation	899	801
AFFO	$7,892	$7,508
Funds from Operations per Common Share-Diluted	$0.40	$0.40
AFFO Per Common Share-Diluted	$0.42	$0.42
Weighted Average Common Shares Outstanding-Diluted (2)	18,685	17,800

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets and gains or losses from change in control, plus depreciation and amortization related to real estate, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and after adjustments for unconsolidated partnerships and joint ventures, as well as other items discussed in NAREIT's Funds From Operations White Paper - 2018 Restatement. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

CONTACT: David H. Dupuy, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated